UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT
Absolute Return 500 Fund®

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility — a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective

To earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions

Net asset value June 30, 2014

Class IA: $10.53	Class IB: $10.44

Total return at net asset value

			BofA Merrill
			Lynch U.S.	Barclays U.S.
(as of	Class IA	Class IB	Treasury Bill	Aggregate	S&P 500
6/30/14)	shares*	shares*	Index	Bond Index	Index

6 months	1.70%	1.62%	0.03%	3.93%	7.14%

1 year	4.70	4.43	0.07	4.37	24.61

Life	6.99	6.08	0.31	12.53	54.06
Annualized	2.15	1.88	0.10	3.79	14.61

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

The S&P 500 Index is an unmanaged index of common stock performance. BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Absolute Return 500 Fund 1

Report from your fund’s manager

How would you describe the investment environment during the six months ended June 30, 2014?

Equity markets performed well overall for the six-month reporting period. The period began mostly on a down note for market performance, with investors assuming a more risk-averse posture. Many questions emerged about the strength and sustainability of the economic recovery, and equity returns were only marginally positive for the first three months of the year. Interest-rate-sensitive assets performed relatively well, reflecting a preference for high-quality assets. In February, emerging-market concerns eased somewhat, and reassuring comments from new Fed Chair Janet Yellen about the central bank’s monetary policy helped most equity markets rebound. In addition, the U.S. debt-ceiling issue was ultimately settled temporarily through March 2015.

The second quarter saw steady improvement on the jobs front and measurable signs that the economy was reaccelerating following the weather-related slowdown in the first three months of 2014. Within this environment, corporate earnings continued to expand, and we began to see early signs of improving revenue growth. At that point, investor confidence resurfaced, and several equity indices began to notch record highs against a backdrop of generally low price volatility.

What strategies do you employ in the portfolio?

VT Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 5% on an annualized basis over a reasonable period of time (generally at least three years), regardless of market conditions.

We use both directional strategies, which are based on our assessment of the broad market direction, and non-directional strategies, which describe a host of strategies that we believe can deliver positive returns regardless of market direction — whether up, down, or sideways. Within equities, we target less volatile, or “low-beta,” stocks, which have historically provided better risk-adjusted returns than the overall market for longer time periods. Directional and non-directional strategies are two of the primary strategies for the fund, but it’s important to note that one of the essential features of an absolute return approach is that we have flexibility in using a variety of tools to seek to mitigate a variety of risks.

What factors drove the performance of the fund in this environment?

During the six-month period, the portfolio delivered positive results for investors, derived from both the directional and non-directional components within the portfolio. The largest directional contributions again came from equities and high-yield credit. During the period, the portfolio also added value through sources designed to be less dependent on overall market direction. Our fixed-income selection alpha strategy, which primarily isolates mortgage credit and prepayment risk, added significant value. In addition, several equity selection alpha strategies, including some trades that go long or short a particular basket of stocks against a broad market index, benefited the portfolio.

What role do derivatives play in the portfolio?

We use a variety of derivatives to establish exposures in the fund. We use forward currency contracts as part of our currency hedging efforts. In addition, we purchase and write options to hedge pricing risk and prepayment risk, generate income, and enhance returns. We use futures contracts to allow some of the fund’s cash to gain exposure to equity markets. This gives us flexibility to manage exposure to market risk. We employ interest-rate swaps to hedge interest-rate and prepayment risk. Credit default swaps enable us to hedge credit and market risk or to gain exposure to specific securities or groups of securities.

What is your outlook for the second half of 2014?

Following 2013’s extraordinary returns in equity markets, we felt it would be unrealistic to expect a repeat performance in 2014. While we are far off the pace of last year, returns through the first half of 2014 have been encouraging. We believe the fundamentals of the U.S. economy are sufficiently solid to support further growth in equity markets during the second half of 2014. Stock prices may be fully valued but they are not overvalued, in my opinion. I believe that the economy will continue to grow and corporate earnings will continue to be strong. We believe credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Since our longer-term outlook is for rising interest rates, we expect to continue to underweight interest-rate-sensitive assets and maintain a focus on equities, particularly U.S. stocks, in the portfolio.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices in the portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry, and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline

2 Putnam VT Absolute Return 500 Fund

in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s effort to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is a Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s portfolio managers are Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Absolute Return 500 Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.50	$5.75	$4.51	$5.76

Ending value
(after expenses)	$1,017.00	$1,016.20	$1,020.33	$1,019.09

Annualized
expense ratio	0.90%	1.15%	0.90%	1.15%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Absolute Return 500 Fund

The fund’s portfolio 6/30/14 (Unaudited)

COMMON STOCKS (29.8%)*	Shares	Value

Basic materials (1.0%)
Albemarle Corp.	498	$35,607

International Flavors & Fragrances, Inc.	502	52,349

PPG Industries, Inc.	440	92,465

Sigma-Aldrich Corp.	738	74,892

		255,313
Capital goods (1.0%)
Boeing Co. (The)	302	38,423

General Dynamics Corp.	675	78,670

MRC Global, Inc. †	376	10,637

Roper Industries, Inc.	251	36,649

Stericycle, Inc. †	230	27,237

Waste Management, Inc.	1,091	48,800

		240,416
Communication services (0.6%)
SBA Communications Corp. Class A †	244	24,961

Verizon Communications, Inc.	2,555	125,016

		149,977
Conglomerates (1.2%)
3M Co.	154	22,059

Danaher Corp.	1,170	92,113

General Electric Co.	1,252	32,903

Marubeni Corp. (Japan)	6,000	43,887

Mitsubishi Corp. (Japan)	2,500	51,996

Mitsui & Co., Ltd. (Japan)	3,100	49,695

		292,653
Consumer cyclicals (4.7%)
Aaron’s, Inc.	321	11,440

Advance Auto Parts, Inc.	163	21,992

Automatic Data Processing, Inc.	1,162	92,123

AutoZone, Inc. †	60	32,174

Bed Bath & Beyond, Inc. †	409	23,468

Cintas Corp.	325	20,651

Dillards, Inc. Class A	101	11,778

Dollar Tree, Inc. †	442	24,071

Equinix, Inc.	345	25,026

FactSet Research Systems, Inc.	272	32,716

Gartner, Inc. †	504	35,542

Home Depot, Inc. (The)	1,416	114,638

Kimberly-Clark Corp.	948	105,437

Lowe’s Cos., Inc.	570	27,354

Madison Square Garden Co. (The) Class A †	201	12,552

MasterCard, Inc. Class A	1,550	113,879

MSC Industrial Direct Co., Inc. Class A	175	16,737

Omnicom Group, Inc.	480	34,186

PetSmart, Inc.	236	14,113

Priceline Group, Inc. (The) †	76	91,428

Scotts Miracle-Gro Co. (The) Class A	267	15,182

Scripps Networks Interactive Class A	185	15,011

Target Corp.	1,075	62,296

Thomson Reuters Corp. (Canada)	734	26,688

TJX Cos., Inc. (The)	276	14,669

Verisk Analytics, Inc. Class A †	412	24,728

VF Corp.	856	53,928

Viacom, Inc. Class B	976	84,648

		1,158,455
Consumer staples (3.5%)
Altria Group, Inc.	3,376	141,589

Dr. Pepper Snapple Group, Inc.	1,170	68,539

COMMON STOCKS (29.8%)* cont.	Shares	Value

Consumer staples cont.
General Mills, Inc.	683	$35,885

Hershey Co. (The)	697	67,867

ITOCHU Corp. (Japan)	4,300	55,222

Lorillard, Inc.	1,515	92,370

McDonald’s Corp.	1,095	110,309

PepsiCo, Inc.	1,470	131,330

Procter & Gamble Co. (The)	184	14,461

Starbucks Corp.	1,179	91,231

Sumitomo Mitsui Financial Group, Inc. (Japan)	3,600	48,614

		857,417
Energy (2.7%)
Chevron Corp.	1,265	165,146

ConocoPhillips	899	77,071

Dril-Quip, Inc. †	90	9,832

EQT Corp.	174	18,601

Exxon Mobil Corp.	2,326	234,181

Occidental Petroleum Corp.	604	61,989

Phillips 66	502	40,376

Spectra Energy Corp.	637	27,060

Williams Companies, Inc. (The)	637	37,080

		671,336
Financials (5.0%)
ACE, Ltd.	636	65,953

Alleghany Corp. †	71	31,107

Allied World Assurance Co. Holdings AG	924	35,130

Aon PLC	752	67,748

Arch Capital Group, Ltd. †	523	30,041

Aspen Insurance Holdings, Ltd.	396	17,986

Axis Capital Holdings, Ltd.	518	22,937

BankUnited, Inc.	897	30,032

Berkshire Hathaway, Inc. Class B †	798	100,995

Broadridge Financial Solutions, Inc.	803	33,437

Chubb Corp. (The)	984	90,695

Everest Re Group, Ltd.	201	32,258

JPMorgan Chase & Co.	1,378	79,400

M&T Bank Corp.	570	70,709

PartnerRe, Ltd.	240	26,210

ProAssurance Corp.	641	28,460

Public Storage R	555	95,099

RenaissanceRe Holdings, Ltd.	367	39,269

Signature Bank †	354	44,668

Simon Property Group, Inc. R	439	72,997

Travelers Cos., Inc. (The)	1,123	105,640

Validus Holdings, Ltd.	869	33,231

W.R. Berkley Corp.	831	38,484

Wells Fargo & Co.	226	11,879

		1,204,365
Health care (3.8%)
AbbVie, Inc.	562	31,719

C.R. Bard, Inc.	184	26,314

Cardinal Health, Inc.	564	38,668

Eli Lilly & Co.	1,281	79,640

Forest Laboratories, Inc. †	529	52,371

Henry Schein, Inc. †	214	25,395

Johnson & Johnson	1,834	191,872

Laboratory Corp. of America Holdings †	233	23,859

McKesson Corp.	317	59,029

Mednax, Inc. †	358	20,818

Putnam VT Absolute Return 500 Fund 5

COMMON STOCKS (29.8%)* cont.	Shares	Value

Health care cont.
Merck & Co., Inc.	2,670	$154,460

Patterson Cos., Inc.	429	16,950

Perrigo Co. PLC	185	26,966

Pfizer, Inc.	4,893	145,224

Stryker Corp.	284	23,947

		917,232
Technology (4.0%)
Accenture PLC Class A	411	33,225

Amdocs, Ltd.	842	39,010

Apple, Inc.	2,492	231,582

DST Systems, Inc.	308	28,388

Google, Inc. Class A †	248	144,998

Intuit, Inc.	834	67,162

L-3 Communications Holdings, Inc.	245	29,584

Maxim Integrated Products, Inc.	1,321	44,663

MICROS Systems, Inc. †	555	37,685

Microsoft Corp.	3,996	166,632

Oracle Corp.	1,806	73,197

Synopsys, Inc. †	856	33,230

VeriSign, Inc. †	650	31,727

		961,083
Transportation (1.3%)
Alaska Air Group, Inc.	232	22,052

Copa Holdings SA Class A (Panama)	110	15,683

Southwest Airlines Co.	1,829	49,127

Union Pacific Corp.	1,210	120,697

United Parcel Service, Inc. Class B	962	98,759

		306,318
Utilities and power (1.0%)
CMS Energy Corp.	585	18,223

ITC Holdings Corp.	337	12,294

Kinder Morgan, Inc.	647	23,460

PG&E Corp.	975	46,820

PPL Corp.	1,394	49,529

Southern Co. (The)	1,895	85,995

		236,321

Total common stocks (cost $6,093,069)		$7,250,886

MORTGAGE-BACKED SECURITIES (11.9%)*	Principal amount	Value

Agency collateralized mortgage obligations (5.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 4240, Class SA, IO, 5.848s, 2043	$98,387	$22,944
IFB Ser. 4245, Class AS, IO, 5.848s, 2043	207,854	48,327
IFB Ser. 271, Class S5, IO, 5.848s, 2042	212,034	46,287
IFB Ser. 317, Class S3, IO, 5.828s, 2043	106,035	24,263
IFB Ser. 14-325, Class S1, IO, 5.798s, 2044	100,299	21,904
IFB Ser. 14-326, Class S2, IO, 5.798s, 2044	99,714	24,468
IFB Ser. 311, Class S1, IO, 5.798s, 2043	213,430	48,515
IFB Ser. 308, Class S1, IO, 5.798s, 2043	115,293	29,472
IFB Ser. 264, Class S1, IO, 5.798s, 2042	109,992	23,952
IFB Ser. 314, Class AS, IO, 5.738s, 2043	118,533	27,123
Ser. 4193, Class PI, IO, 4s, 2043	92,138	16,354
Ser. 304, Class C53, IO, 4s, 2032	144,682	26,038
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	91,838	21,363
Ser. 4134, Class PI, IO, 3s, 2042	333,982	49,556
Ser. 13-4206, Class IP, IO, 3s, 2041	142,823	19,321
Ser. 304, Class C45, IO, 3s, 2027	108,855	13,249
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	207,675	23,222

MORTGAGE-BACKED SECURITIES (11.9%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 13-9, Class LS, 5.998s, 2043	$97,308	$22,598
IFB Ser. 12-111, Class JS, IO, 5.948s, 2040	98,550	19,748
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	158,835	35,120
Ser. 13-101, Class SE, IO, 5.748s, 2043	108,111	27,845
IFB Ser. 13-128, Class CS, IO, 5.748s, 2043	106,430	24,640
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	58,577	6,538
Ser. 418, Class C24, IO, 4s, 2043	152,551	35,385
Ser. 418, Class C15, IO, 3 1/2s, 2043	131,633	29,741
Ser. 12-93, Class DI, IO, 3 1/2s, 2027	148,139	21,049
Ser. 12-151, Class PI, IO, 3s, 2043	91,834	13,151
Ser. 13-31, Class NI, IO, 3s, 2041	126,012	13,376
Ser. 13-55, Class MI, IO, 3s, 2032	107,754	14,171

Government National Mortgage Association
IFB Ser. 13-124, Class SC, IO, 6.047s, 2041	140,678	23,388
Ser. 13-116, Class SA, IO, 5.998s, 2043	85,700	15,519
IFB Ser. 13-129, Class SN, IO, 5.997s, 2043	81,361	14,123
IFB Ser. 13-129, Class CS, IO, 5.997s, 2042	190,393	32,767
IFB Ser. 10-20, Class SC, IO, 5.997s, 2040	224,032	40,270
IFB Ser. 11-146, Class AS, IO, 5.948s, 2041	129,905	27,625
Ser. 14-58, Class SA, IO, 5.947s, 2044	110,781	18,306
Ser. 13-149, Class MS, IO, 5.947s, 2039	99,075	16,829
IFB Ser. 14-32, Class CS, IO, 5.947s, 2044	99,946	22,613
IFB Ser. 12-34, Class SA, IO, 5.897s, 2042	129,905	27,619
Ser. 14-25, Class QI, IO, 5s, 2044	102,355	23,720
Ser. 11-116, Class IB, IO, 5s, 2040	87,935	6,600
Ser. 10-20, Class UI, IO, 5s, 2040	120,754	23,104
Ser. 10-9, Class UI, IO, 5s, 2040	216,747	48,014
Ser. 09-121, Class UI, IO, 5s, 2039	129,406	29,599
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	49,498	10,359
Ser. 13-24, Class PI, IO, 4s, 2042	95,570	17,774
Ser. 12-41, Class IP, IO, 4s, 2041	121,058	23,304
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	98,327	14,012
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	91,764	12,843
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	87,333	13,357
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	94,209	11,388
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	110,706	15,108
		1,237,961
Commercial mortgage-backed securities (4.9%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	15,000	15,709

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.898s, 2040	25,000	25,449

Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW11, Class C, 5.605s, 2039	25,000	25,070

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.975s, 2049	20,000	20,947
FRB Ser. 06-C4, Class B, 5.975s, 2049	25,000	24,993

COMM Mortgage Trust 144A FRB Ser. 12-LC4,
Class D, 5.823s, 2044	20,000	20,650

GE Capital Commercial Mortgage Corp.
FRB Ser. 06-C1, Class AJ, 5.456s, 2044	76,000	76,477
FRB Ser. 05-C1, Class D, 4.949s, 2048	25,000	24,163

GMAC Commercial Mortgage Securities, Inc. Trust
144A Ser. 04-C3, Class X1, IO, 0.932s, 2041	378,057	2,036

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	25,000	24,670
FRB Ser. 05-GG3, Class D, 4.986s, 2042	50,000	50,188
FRB Ser. 05-GG3, Class B, 4.894s, 2042	50,000	50,810

GS Mortgage Securities Trust FRB Ser. 04-GG2,
Class D, 5.955s, 2038	20,000	20,063

6 Putnam VT Absolute Return 500 Fund

MORTGAGE-BACKED SECURITIES (11.9%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust FRB
Ser. 13-C12, Class D, 4.223s, 2045	$15,000	$13,904

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.713s, 2046	16,000	14,374

JPMorgan Chase Commercial Mortgage
Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	30,000	31,812
FRB Ser. 06-LDP7, Class B, 6.057s, 2045	20,000	17,204
FRB Ser. 04-CB9, Class B, 5.773s, 2041	15,630	15,630
Ser. 06-LDP6, Class AJ, 5.565s, 2043	29,000	30,346
Ser. 06-LDP8, Class B, 5.52s, 2045	30,000	30,810
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	20,000	20,084
FRB Ser. 13-LC11, Class D, 4.383s, 2046	43,000	40,238

JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	20,000	18,847
FRB Ser. 13-C13, Class D, 4.191s, 2046	17,000	15,691
FRB Ser. 13-C13, Class E, 3.986s, 2046	12,000	9,434

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	20,000	20,292
Ser. 07-C1, Class AJ, 5.484s, 2040	18,000	18,713
FRB Ser. 05-C2, Class C, 5 3/8s, 2040	25,000	25,135

Merrill Lynch Mortgage Trust
FRB Ser. 05-LC1, Class D, 5.602s, 2044	25,000	25,844
FRB Ser. 05-CIP1, Class C, 5.445s, 2038	25,000	24,063
Ser. 04-KEY2, Class D, 5.046s, 2039	25,000	25,038

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	25,000	24,370
Ser. 06-4, Class XC, IO, 0.26s, 2049	1,089,343	15,142

Morgan Stanley Bank of America Merrill Lynch
Trust 144A Ser. 13-C8, Class D, 4.311s, 2048	20,000	18,438

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049 F	10,000	9,835
Ser. 13-C6, Class E, 3 1/2s, 2046	38,000	28,824

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C23, Class C, 5.664s, 2045	20,000	20,608
Ser. 06-C24, Class AJ, 5.658s, 2045	35,000	35,977

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 12-LC5, Class E, 4.938s, 2045	100,000	89,380

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class E, 5s, 2044	30,000	27,052
FRB Ser. 13-C15, Class D, 4.634s, 2046	27,000	25,211
FRB Ser. 12-C7, Class F, 4 1/2s, 2045	100,000	83,840
FRB Ser. 13-C12, Class D, 4.497s, 2048	25,000	23,693
Ser. 13-C12, Class E, 3 1/2s, 2048	15,000	11,570
		1,192,624
Residential mortgage-backed securities (non-agency) (1.9%)
Banc of America Funding Corp. FRB Ser. 06-G,
Class 3A3, 5 3/4s, 2036	41,132	40,412

Countrywide Alternative Loan Trust
Ser. 05-46CB, Class A7, 5 1/2s, 2035	41,176	38,609
Ser. 05-21CB, Class A3, 5 1/4s, 2035	35,997	32,802
FRB Ser. 05-38, Class A3, 0.502s, 2035	20,279	17,642
FRB Ser. 05-59, Class 1A1, 0.483s, 2035	20,712	17,191
FRB Ser. 05-51, Class 1A1, 0.475s, 2035	46,069	40,080

MortgageIT Trust FRB Ser. 41761, Class 1M1,
0.592s, 2035	53,662	48,430

Residential Accredit Loans, Inc. FRB Ser. 06-QO7,
Class 1A1, 0.924s, 2046	50,562	34,635

MORTGAGE-BACKED SECURITIES (11.9%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR12, Class A2B, 0.648s, 2044	$48,024	$43,438
FRB Ser. 05-AR15, Class A1B2, 0.562s, 2045	36,714	32,429
FRB Ser. 05-AR11, Class A1B3, 0.552s, 2045	43,494	38,709
FRB Ser. 05-AR9, Class A1B, 0.532s, 2045	47,099	43,842

Wells Fargo Mortgage Backed Securities Trust FRB
Ser. 06-AR6, Class 7A2, 5.017s, 2036	33,002	32,694

		460,913

Total mortgage-backed securities (cost $2,754,244)		$2,891,498

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.2%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.2%)
Federal National Mortgage Association
Pass-Through Certificates 3 1/2s, TBA,
July 1, 2044	$1,000,000	$1,029,531

Total U.S. government and agency mortgage
obligations (cost $1,017,813)		$1,029,531

COMMODITY LINKED NOTES (1.8%)* †††	Principal amount	Value

Deutsche Bank AG/London 144A notes, 1-month USD
LIBOR less 0.16%, 2015 (Indexed to the DB
Commodity Backwardation Alpha 22 Total Return
Index multiplied by 3) (United Kingdom)	$79,000	$71,740

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2015 (Indexed to the UBSIF3AT Index
multiplied by 3) (Jersey)	75,000	76,481

UBS AG/London 144A sr. notes 1-month LIBOR less
0.10%, 2014 (Indexed to the UBSIF3AT Index
multiplied by 3) (Jersey)	305,000	300,421

Total commodity linked notes (cost $459,000)		$448,642

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.0%)*	Principal amount	Value

Argentina (Republic of) sr. unsec.
unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina)	$175,000	$161,333

Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 9 3/8s, 2018 (Argentina)	100,000	90,500

Total foreign government and agency bonds
and notes (cost $255,505)		$251,833

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jun-15/$175.00	$5,451	$30,835

SPDR S&P 500 ETF Trust (Put)	May-15/165.00	5,669	18,308

SPDR S&P 500 ETF Trust (Put)	Apr-15/164.00	6,460	17,119

SPDR S&P 500 ETF Trust (Put)	Mar-15/164.00	5,878	13,455

SPDR S&P 500 ETF Trust (Put)	Feb-15/163.00	6,331	10,933

SPDR S&P 500 ETF Trust (Put)	Jan-15/162.00	5,948	7,555

Total purchased options outstanding (cost $196,483)			$98,205

CORPORATE BONDS AND NOTES (0.2%)*	Principal amount	Value

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	$60,000	$59,700

Total corporate bonds and notes (cost $58,665)		$59,700

Putnam VT Absolute Return 500 Fund 7

SHORT-TERM INVESTMENTS (56.1%)*	Principal amount/shares		Value

Federal Home Loan Bank unsec. discount
notes commercial paper with an effective yield
of 0.11%, August 25, 2014		$740,000	$739,876

Federal Home Loan Bank unsec. discount
notes commercial paper with an effective yield
of 0.07%, July 28, 2014		1,000,000	999,955

Federal Home Loan Mortgage Corporation unsec.
discount notes commercial paper with an
effective yield of 0.13%, December 15, 2014		1,000,000	999,675

Federal Home Loan Mortgage Corporation unsec.
discount notes commercial paper with an
effective yield of 0.05%, July 1, 2014		1,229,000	1,229,000

Federal National Mortgage Association unsec.
discount notes commercial paper with an
effective yield of 0.05%, August 18, 2014		1,700,000	1,699,875

Federal National Mortgage Association unsec.
discount notes commercial paper with an
effective yield of 0.11%, November 17, 2014		1,000,000	999,768

Putnam Short Term Investment Fund 0.07% L	Shares	4,125,773	4,125,773

SSgA Prime Money Market Fund 0.01% P	Shares	110,000	110,000

U.S. Treasury Bills with an effective yield
of 0.10%, August 21, 2014 # §		$750,000	749,896

U.S. Treasury Bills with an effective yield
of 0.12%, December 11, 2014 # § ∆		1,000,000	999,774

U.S. Treasury Bills with an effective yield
of 0.13%, November 13, 2014 §		1,000,000	999,812

Total short-term investments (cost $13,652,261)			$13,653,404

Total investments (cost $24,487,040)			$25,683,699

Key to holding’s abbreviations

ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $24,327,574.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $6,831,868 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $3,756,027) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/17/14	$471	$459	$12

	Australian Dollar	Sell	7/17/14	471	463	(8)

	Canadian Dollar	Buy	7/17/14	25,294	24,808	486

	Canadian Dollar	Sell	7/17/14	25,294	24,539	(755)

	Chilean Peso	Buy	7/17/14	278	277	1

	Chilean Peso	Sell	7/17/14	278	280	2

	Colombian Peso	Buy	7/17/14	25,140	23,912	1,228

	Colombian Peso	Sell	7/17/14	25,140	24,274	(866)

Barclays Bank PLC

	Australian Dollar	Buy	7/17/14	49,452	48,966	486

	Australian Dollar	Sell	7/17/14	49,357	49,025	(332)

	British Pound	Buy	9/17/14	25,312	24,749	563

	Canadian Dollar	Sell	7/17/14	25,388	24,997	(391)

8 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $3,756,027) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Euro	Sell	9/17/14	$98,070	$97,165	$(905)

	Japanese Yen	Sell	8/20/14	13,909	13,712	(197)

	Mexican Peso	Buy	7/17/14	11,657	11,154	503

	New Zealand Dollar	Buy	7/17/14	21,509	21,493	16

	Norwegian Krone	Buy	9/17/14	16,939	17,300	(361)

	Singapore Dollar	Sell	8/20/14	8,822	8,763	(59)

	South African Rand	Sell	7/17/14	13,778	13,320	(458)

	South Korean Won	Buy	8/20/14	54,595	53,655	940

	Swedish Krona	Sell	9/17/14	24,287	24,246	(41)

	Swiss Franc	Buy	9/17/14	4,062	4,009	53

Citibank, N.A.

	Australian Dollar	Buy	7/17/14	50,205	49,142	1,063

	Australian Dollar	Sell	7/17/14	50,205	49,632	(573)

	Brazilian Real	Buy	7/2/14	49,559	48,495	1,064

	Brazilian Real	Sell	7/2/14	49,559	49,458	(101)

	Brazilian Real	Buy	10/2/14	48,286	48,206	80

	Chilean Peso	Sell	7/17/14	12,382	12,320	(62)

	Euro	Sell	9/17/14	24,381	24,245	(136)

	Japanese Yen	Sell	8/20/14	28,088	27,692	(396)

	Mexican Peso	Buy	7/17/14	24,563	24,385	178

	Mexican Peso	Sell	7/17/14	24,501	24,386	(115)

	New Zealand Dollar	Sell	7/17/14	2,186	2,790	604

	Norwegian Krone	Buy	9/17/14	75,605	76,663	(1,058)

	Thai Baht	Buy	8/20/14	14,647	14,683	(36)

	Thai Baht	Sell	8/20/14	14,647	14,620	(27)

Credit Suisse International

	Australian Dollar	Sell	7/17/14	23,925	23,695	(230)

	British Pound	Buy	9/17/14	25,142	24,617	525

	Canadian Dollar	Sell	7/17/14	11,616	11,024	(592)

	Euro	Sell	9/17/14	39,310	39,086	(224)

	Indian Rupee	Buy	8/20/14	36,837	37,113	(276)

	Japanese Yen	Sell	8/20/14	24,371	24,231	(140)

	New Zealand Dollar	Buy	7/17/14	36,024	35,805	219

	Norwegian Krone	Buy	9/17/14	47,710	48,739	(1,029)

	South Korean Won	Buy	8/20/14	14,433	14,185	248

	Swedish Krona	Sell	9/17/14	25,199	24,947	(252)

Deutsche Bank AG

	Australian Dollar	Sell	7/17/14	22,795	22,604	(191)

	British Pound	Sell	9/17/14	280,664	274,798	(5,866)

	Canadian Dollar	Sell	7/17/14	43,000	41,212	(1,788)

	Czech Koruna	Buy	9/17/14	14,860	14,788	72

	Czech Koruna	Sell	9/17/14	14,860	14,724	(136)

	Euro	Sell	9/17/14	4,931	4,922	(9)

	Japanese Yen	Sell	8/20/14	24,756	24,514	(242)

	New Zealand Dollar	Buy	7/17/14	49,226	48,036	1,190

	Norwegian Krone	Buy	9/17/14	24,042	24,553	(511)

	Norwegian Krone	Sell	9/17/14	24,042	24,533	491

	Polish Zloty	Buy	9/17/14	14,682	14,609	73

	Swedish Krona	Sell	9/17/14	24,960	24,779	(181)

Putnam VT Absolute Return 500 Fund 9

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $3,756,027) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	7/17/14	$24,585	$24,447	$138

	Australian Dollar	Sell	7/17/14	24,585	24,510	(75)

	British Pound	Buy	9/17/14	49,257	48,221	1,036

	Canadian Dollar	Buy	7/17/14	25,201	24,349	852

	Canadian Dollar	Sell	7/17/14	25,201	24,560	(641)

	Japanese Yen	Sell	8/20/14	35,187	34,686	(501)

	Swedish Krona	Sell	9/17/14	25,618	25,795	177

HSBC Bank USA, National Association

	Australian Dollar	Sell	7/17/14	23,737	23,257	(480)

	British Pound	Buy	9/17/14	855	837	18

	Indonesian Rupiah	Buy	8/20/14	28,579	29,299	(720)

	Indonesian Rupiah	Sell	8/20/14	28,579	28,929	350

	Japanese Yen	Sell	8/20/14	13,246	13,167	(79)

	Swedish Krona	Sell	9/17/14	51,654	51,560	(94)

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	7/17/14	24,584	24,067	(517)

	Brazilian Real	Buy	7/2/14	24,621	24,044	577

	Brazilian Real	Sell	7/2/14	24,621	24,576	(45)

	Brazilian Real	Buy	10/2/14	23,988	23,951	37

	Brazilian Real	Sell	10/2/14	23,944	24,074	130

	British Pound	Buy	9/17/14	64,479	63,285	1,194

	Canadian Dollar	Sell	7/17/14	8,713	8,096	(617)

	Euro	Buy	9/17/14	24,381	24,273	108

	Euro	Sell	9/17/14	24,381	24,242	(139)

	Hungarian Forint	Sell	9/17/14	13,410	13,560	150

	Indian Rupee	Buy	8/20/14	37,946	38,156	(210)

	Japanese Yen	Sell	8/20/14	21,630	21,038	(592)

	Mexican Peso	Buy	7/17/14	25,379	24,988	391

	New Taiwan Dollar	Sell	8/20/14	28,814	28,633	(181)

	New Zealand Dollar	Buy	7/17/14	36,636	35,716	920

	Norwegian Krone	Buy	9/17/14	47,369	48,549	(1,180)

	Singapore Dollar	Sell	8/20/14	1,524	1,513	(11)

	Swedish Krona	Sell	9/17/14	72,382	72,256	(126)

	Thai Baht	Buy	8/20/14	458	458	—

	Thai Baht	Sell	8/20/14	458	458	—

State Street Bank and Trust Co.

	Australian Dollar	Sell	7/17/14	26,186	25,193	(993)

	Brazilian Real	Buy	7/2/14	74,225	73,071	1,154

	Brazilian Real	Sell	7/2/14	74,225	74,248	23

	Brazilian Real	Buy	10/2/14	48,374	48,269	105

	British Pound	Buy	9/17/14	122,117	119,511	2,606

	Canadian Dollar	Sell	7/17/14	469	297	(172)

	Chilean Peso	Sell	7/17/14	1,122	190	(932)

	Euro	Sell	9/17/14	27,805	27,637	(168)

	Japanese Yen	Sell	8/20/14	220,164	217,174	(2,990)

	Mexican Peso	Buy	7/17/14	24,501	24,390	111

	Mexican Peso	Sell	7/17/14	24,501	24,556	55

	New Taiwan Dollar	Sell	8/20/14	13,839	13,780	(59)

	New Zealand Dollar	Buy	7/17/14	23,345	22,603	742

	Norwegian Krone	Buy	9/17/14	81,246	82,337	(1,091)

	Singapore Dollar	Sell	8/20/14	37,774	37,519	(255)

	Swedish Krona	Sell	9/17/14	24,735	24,458	(277)

10 Putnam VT Absolute Return 500 Fund

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $3,756,027) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	British Pound	Buy	9/17/14	$59,348	$58,080	$1,268

	Canadian Dollar	Sell	7/17/14	11,429	10,479	(950)

	Japanese Yen	Sell	8/20/14	61,577	61,134	(443)

WestPac Banking Corp.

	Australian Dollar	Sell	7/17/14	471	753	282

	British Pound	Buy	9/17/14	49,257	48,578	679

	Canadian Dollar	Buy	7/17/14	25,201	24,467	734

	Canadian Dollar	Sell	7/17/14	25,201	24,387	(814)

	Japanese Yen	Sell	8/20/14	24,605	24,404	(201)

	New Zealand Dollar	Buy	7/17/14	13,116	13,165	(49)

Total						$(10,212)

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/14	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

Euro-CAC 40 Index (Short)	2	$121,101	Jul-14	$2,463

FTSE 100 Index (Short)	5	574,260	Sep-14	7,237

IBEX 35 Index (Long)	2	297,289	Jul-14	(2,068)

S&P 500 Index E-Mini
(Long)	3	292,860	Sep-14	4,374

S&P Mid Cap 400 Index
E-Mini (Long)	7	1,000,510	Sep-14	23,716

SPI 200 Index (Short)	1	126,214	Sep-14	(98)

Tokyo Price Index (Short)	1	124,624	Sep-14	(2,610)

U.S. Treasury Bond 30 yr
(Short)	2	274,375	Sep-14	(1,098)

U.S. Treasury Note 5 yr
(Long)	1	119,461	Sep-14	(150)

U.S. Treasury Note 10 yr
(Long)	2	250,344	Sep-14	90

U.S. Treasury Note 10 yr
(Short)	14	1,752,406	Sep-14	(683)

Total				$31,173

WRITTEN SWAP OPTIONS OUTSTANDING at 6/30/14 (premiums $42,786) (Unaudited)
Counterparty
Fixed obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.60)/3 month
USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$162,100	$1,493

JPMorgan Chase Bank N.A.
(2.60)/3 month
USD-LIBOR-BBA/Feb-25	Feb-15/2.60	81,100	757

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	229,000	41,106

Total			$43,356

WRITTEN OPTIONS
OUTSTANDING at 6/30/14	Expiration date/	Contract
(premiums $774) (Unaudited)	strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jul-14/$198.00	$2,977	$745

Total			$745

FORWARD PREMIUM SWAP OPTION CONTRACTS
OUTSTANDING at 6/30/14 (Unaudited)
Counterparty
Fixed right or
obligation % to
receive or (pay)/			Premium	Unrealized
Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Citibank, N.A.
(3.60)/3 month
USD-LIBOR-BBA/
Aug-44 (Purchased)	Aug-14/3.60	$33,000	$(330)	$(301)

(3.20)/3 month
USD-LIBOR-BBA/
Aug-44 (Written)	Aug-14/3.20	33,000	318	162

JPMorgan Chase
Bank N.A.
(3.6275)/3 month
USD-LIBOR-BBA/
Aug-44 (Purchased)	Aug-14/3.6275	33,000	(347)	(317)

(3.2275)/3 month
USD-LIBOR-BBA/
Aug-44 (Written)	Aug-14/3.2275	33,000	328	104

Total			$(31)	$(352)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
	Upfront				Unrealized
	premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$3,060,000 E	$14,886	9/17/16	3 month USD-LIBOR-BBA	1.00%	$(2,990)

1,091,000 E	16,230	9/17/19	3 month USD-LIBOR-BBA	2.25%	(6,638)

1,107,000 E	46,058	9/17/24	3 month USD-LIBOR-BBA	3.25%	(9,786)

101,000 E	(11,007)	9/17/44	3 month USD-LIBOR-BBA	4.00%	2,257

Total	$66,167				$(17,157)

E Extended effective date.

Putnam VT Absolute Return 500 Fund 11

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
	$17,776	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$(10)
					30 year Fannie Mae pools

	17,776	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(10)
					30 year Fannie Mae pools

	26,750	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(4)
					30 year Fannie Mae pools

	240,000	—	7/19/23	(2.585%)	USA Non Revised	(1,944)
					Consumer Price Index-
					Urban (CPI-U)

baskets	34,769	—	3/15/15	(3 month USD-LIBOR-BBA plus	A basket (MLTRFCF3) of	58,580
				0.10%)	common stocks

units	911	—	3/13/15	3 month USD-LIBOR-BBA minus	Russell 1000 Total Return	(68,192)
				0.07%	Index

Barclays Bank PLC
	$3,402	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(2)
					30 year Fannie Mae pools

	229,723	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(130)
					30 year Fannie Mae pools

	18,931	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(3)
					30 year Fannie Mae pools

	26,750	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(4)
					30 year Fannie Mae pools

	27,571	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00%	29
					30 year Ginnie Mae II pools

	17,815	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00%	19
					30 year Ginnie Mae II pools

	10,288	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(1)
					30 year Fannie Mae pools

	20,460	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50%	(13)
					30 year Fannie Mae pools

	240,000	—	7/19/23	(2.569%)	USA Non Revised	(1,523)
					Consumer Price Index-
					Urban (CPI-U)

	13,057	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	(46)
					30 year Fannie Mae pools

units	1,815	—	10/29/14	(0.15%)	Barclay’s EX-US QMA USD	819
					Excess Return Index

units	5,289	—	10/29/14	(0.10%)	Barclay’s QMA US Excess	6,758
					Return Index

Citibank, N.A.
	$11,395	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(6)
					30 year Fannie Mae pools

	37,450	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	5
					30 year Fannie Mae pools

baskets	7	—	12/19/14	(3 month USD-LIBOR-BBA plus	A basket (CGPUTQL2) of	329
				0.15%)	common stocks

baskets	2,393	—	6/2/15	3 month USD-LIBOR-BBA minus	A basket (CGPUTED1) of	(13,088)
				0.60%	common stocks

baskets	2,955	—	1/30/15	1 month USD-LIBOR plus 0.65%	KKR and Co., LP	(32)

baskets	9,688	—	6/25/15	3 month USD-LIBOR-BBA minus	A basket (CGPUTS27) of	(14,672)
				1.70%	common stocks

shares	1,066	—	1/30/15	1 month USD-LIBOR plus 0.50%	Carlyle Group LP	3,171

shares	1,241	—	1/30/15	1 month USD-LIBOR less 0.55%	Apollo Global	(3,596)
					Management, LLC

shares	3,624	—	1/30/15	1 month USD-LIBOR less 0.55%	Apollo Global	(10,500)
					Management, LLC

shares	1,099	—	1/30/15	1 month USD-LIBOR plus 0.50%	Carlyle Group LP	3,269

12 Putnam VT Absolute Return 500 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Citibank, N.A. cont.
units	164	$—	12/19/14	3 month USD-LIBOR-BBA minus	Russell 1000 Total Return	$(1,147)
				0.10%	Index

units	45	—	6/2/15	(3 month USD-LIBOR-BBA minus	Russell 2000 Total Return	13,582
				0.40%)	Index

Credit Suisse International
	$562,914	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	4,454
					30 year Ginnie Mae II pools

	120,000	—	7/19/23	(2.57%)	USA Non Revised	(731)
					Consumer Price Index-
					Urban (CPI-U)

	67,492	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	10
					30 year Fannie Mae pools

	6,173	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50%	1
					30 year Fannie Mae pools

	30,964	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00%	33
					30 year Ginnie Mae II pools

	31,517	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	(112)
					30 year Fannie Mae pools

	27,465	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	(98)
					30 year Fannie Mae pools

	143,791	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	152
					30 year Ginnie Mae II pools

	57,431	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(32)
					30 year Fannie Mae pools

	72,472	148	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	283
					30 year Fannie Mae pools

Deutsche Bank AG
	942,000	—	1/24/24	(2.545%)	USA Non Revised	5,490
					Consumer Price Index-
					Urban (CPI-U)

EUR	522	—	1/26/15	(3 month EUR-EURIBOR-REUTERS	iShares EURO STOXX Banks	(17,637)
				plus 12 bp)

units	8,403	—	6/11/15	(3 month USD-LIBOR-BBA plus	DB Custom Putnam Long	(7,603)
				31 bp)	PR 2

units	8,403	—	6/11/15	3 month USD-LIBOR-BBA minus	DB Custom Putnam Short	(16,427)
				45 bp	PR 2

Goldman Sachs International
	$7,938	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(4)
					30 year Fannie Mae pools

	7,938	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(4)
					30 year Fannie Mae pools

	12,346	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(2)
					30 year Fannie Mae pools

	3,895	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(8)
					30 year Fannie Mae pools

	44,213	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(25)
					30 year Fannie Mae pools

	31,754	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(18)
					30 year Fannie Mae pools

	12,475	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(7)
					30 year Fannie Mae pools

baskets	27,984	—	6/30/15	(3 month USD-LIBOR-BBA plus	A basket (GSCBPUR1) of	(518)
				35 bp)	common stocks

Putnam VT Absolute Return 500 Fund 13

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/14 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
	$14,586	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$(8)
					30 year Fannie Mae pools

	16,050	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50%	(2)
					30 year Fannie Mae pools

baskets	27,946	—	6/30/15	(3 month USD-LIBOR-BBA minus	A basket (JPCMPTSH) of	(2,085)
				12 bp)	common stocks

UBS AG
baskets	23,834	—	5/19/15	(3 month USD-LIBOR-BBA plus	A basket (UBSEMBSK) of	16,743
				1.00%)	common stocks

shares	10,025	—	2/6/15	1 month USD-LIBOR-BBA minus	iShares MSCI Emerging	(288)
				0.75%	Markets Index

units	2,586	—	5/19/15	3 month USD-LIBOR-BBA minus	MSCI Emerging Markets TR	(22,075)
				0.10%	Net USD

units	3,208	—	5/19/15	3 month USD-LIBOR-BBA minus	MSCI Emerging Markets TR	(28,667)
				0.10%	Net USD

Total		$148				$(97,547)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$229	$4,000	5/11/63	300 bp	$303

CMBX NA BBB– Index	BBB–/P	247	4,000	5/11/63	300 bp	323

CMBX NA BBB– Index	BBB–/P	121	2,000	5/11/63	300 bp	158

CMBX NA BBB– Index	BBB–/P	68	1,000	5/11/63	300 bp	87

Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	887	8,000	5/11/63	300 bp	1,038

Credit Suisse International
CMBX NA BBB– Index	BBB–/P	537	7,000	5/11/63	300 bp	668

CMBX NA BBB– Index	BBB–/P	246	6,000	5/11/63	300 bp	360

CMBX NA BBB– Index	BBB–/P	58	5,000	5/11/63	300 bp	153

CMBX NA BBB– Index	BBB–/P	364	5,000	5/11/63	300 bp	459

CMBX NA BBB– Index	BBB–/P	452	4,000	5/11/63	300 bp	528

CMBX NA BBB– Index	BBB–/P	310	4,000	5/11/63	300 bp	385

CMBX NA BBB– Index	BBB–/P	263	4,000	5/11/63	300 bp	339

CMBX NA BBB– Index	BBB–/P	122	4,000	5/11/63	300 bp	197

CMBX NA BBB– Index	BBB–/P	70	4,000	5/11/63	300 bp	146

CMBX NA BB Index	—	60	3,000	5/11/63	(500 bp)	(14)

CMBX NA BB Index	—	132	5,000	5/11/63	(500 bp)	8

CMBX NA BB Index	—	93	6,000	5/11/63	(500 bp)	(56)

CMBX NA BB Index	—	(55)	6,000	5/11/63	(500 bp)	(203)

CMBX NA BB Index	—	(175)	10,000	5/11/63	(500 bp)	(422)

CMBX NA BB Index	—	(94)	18,000	5/11/63	(500 bp)	(539)

CMBX NA BB Index	—	(194)	10,000	5/11/63	(500 bp)	(441)

CMBX NA BBB– Index	BBB–/P	2,447	100,000	5/11/63	300 bp	4,337

CMBX NA BBB– Index	BBB–/P	4,689	44,000	5/11/63	300 bp	5,520

CMBX NA BBB– Index	BBB–/P	472	25,000	5/11/63	300 bp	944

CMBX NA BBB– Index	BBB–/P	541	25,000	5/11/63	300 bp	1,014

CMBX NA BBB– Index	BBB–/P	4	6,000	5/11/63	300 bp	118

CMBX NA BBB– Index	BBB–/P	21	6,000	5/11/63	300 bp	134

CMBX NA BBB– Index	BBB–/P	119	5,000	5/11/63	300 bp	213

CMBX NA BBB– Index	BBB–/P	191	4,000	5/11/63	300 bp	267

CMBX NA BBB– Index	BBB–/P	348	4,000	5/11/63	300 bp	424

14 Putnam VT Absolute Return 500 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/14 (Unaudited) cont.
					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$86	$1,000	5/11/63	300 bp	$105

CMBX NA BBB– Index	—	(282)	6,000	1/17/47	(300 bp)	(290)

CMBX NA BBB– Index	—	(339)	6,000	1/17/47	(300 bp)	(347)

Goldman Sachs International
CMBX NA BB Index	—	68	3,000	5/11/63	(500 bp)	(6)

CMBX NA BB Index	—	(58)	6,000	5/11/63	(500 bp)	(206)

Total		$12,048				$15,704

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/14 (Unaudited)
					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 22 Index	B+/P	$(29,476)	$410,850	6/20/19	500 bp	$6,731

NA HY Series 22 Index	B+/P	(12,114)	168,300	6/20/19	500 bp	2,718

NA HY Series 22 Index	B+/P	(70,925)	990,000	6/20/19	500 bp	16,318

NA HY Series 22 Index	B+/P	(31,793)	445,500	6/20/19	500 bp	7,467

NA HY Series 22 Index	B+/P	(111,280)	1,529,550	6/20/19	500 bp	23,513

Total		$(255,588)				$56,747

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Putnam VT Absolute Return 500 Fund 15

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$255,313	$—	$—

Capital goods	240,416	—	—

Communication services	149,977	—	—

Conglomerates	292,653	—	—

Consumer cyclicals	1,158,455	—	—

Consumer staples	857,417	—	—

Energy	671,336	—	—

Financials	1,204,365	—	—

Health care	917,232	—	—

Technology	961,083	—	—

Transportation	306,318	—	—

Utilities and power	236,321	—	—

Total common stocks	7,250,886	—	—

Commodity linked notes	—	448,642	—

Corporate bonds and notes	—	59,700	—

Foreign government and agency bonds and notes	—	251,833	—

Mortgage-backed securities	—	2,891,498	—

Purchased options outstanding	—	98,205	—

U.S. government and agency mortgage obligations	—	1,029,531	—

Short-term investments	4,235,773	9,417,631	—

Totals by level	$11,486,659	$14,197,040	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(10,212)	$—

Futures contracts	31,173	—	—

Written options outstanding	—	(745)	—

Written swap options outstanding	—	(43,356)	—

Forward premium swap option contracts	—	(352)	—

Interest rate swap contracts	—	(83,324)	—

Total return swap contracts	—	(97,695)	—

Credit default contracts	—	315,991	—

Totals by level	$31,173	$80,307	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

16 Putnam VT Absolute Return 500 Fund

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $20,361,267)	$21,557,926

Affiliated issuers (identified cost $4,125,773) (Notes 1 and 5)	4,125,773

Cash	102,958

Dividends, interest and other receivables	38,696

Receivable for shares of the fund sold	3,837

Receivable for investments sold	21,821

Receivable from Manager (Note 2)	15,970

Receivable for variation margin (Note 1)	7,518

Unrealized appreciation on forward premium swap option contracts (Note 1)	266

Unrealized appreciation on forward currency contracts (Note 1)	23,934

Unrealized appreciation on OTC swap contracts (Note 1)	131,955

Premium paid on OTC swap contracts (Note 1)	1,197

Total assets	26,031,851

Liabilities

Payable for investments purchased	171,884

Payable for purchases of delayed delivery securities (Note 1)	1,019,076

Payable for shares of the fund repurchased	27,245

Payable for custodian fees (Note 2)	8,825

Payable for investor servicing fees (Note 2)	4,080

Payable for Trustee compensation and expenses (Note 2)	1,454

Payable for administrative services (Note 2)	40

Payable for distribution fees (Note 2)	4,995

Payable for variation margin (Note 1)	11,060

Unrealized depreciation on OTC swap contracts (Note 1)	213,798

Premium received on OTC swap contracts (Note 1)	13,393

Unrealized depreciation on forward currency contracts (Note 1)	34,146

Unrealized depreciation on forward premium swap option contracts (Note 1)	618

Written options outstanding, at value (premiums $43,560) (Notes 1 and 3)	44,101

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	39,562

Total liabilities	1,704,277

Net assets	$24,327,574

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$23,244,105

Distributions in excess of net investment income (Note 1)	(77,500)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,729)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,172,698

Total — Representing net assets applicable to capital shares outstanding	$24,327,574

Computation of net asset value Class IA

Net assets	$10,664

Number of shares outstanding	1,013

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.53

Computation of net asset value Class IB

Net assets	$24,316,910

Number of shares outstanding	2,329,830

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.44

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 17

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Interest (including interest income of $1,589 from investments in affiliated issuers) (Note 5)	$86,251

Dividends (net of foreign tax of $541)	73,983

Total investment income	160,234

Expenses

Compensation of Manager (Note 2)	84,007

Investor servicing fees (Note 2)	11,731

Custodian fees (Note 2)	19,657

Trustee compensation and expenses (Note 2)	691

Distribution fees (Note 2)	29,085

Administrative services (Note 2)	242

Auditing and tax fees	35,302

Other	10,271

Fees waived and reimbursed by Manager (Note 2)	(56,987)

Total expenses	133,999

Expense reduction (Note 2)	(2)

Net expenses	133,997

Net investment income	26,237

Net realized loss on investments (Notes 1 and 3)	(53,761)

Net realized gain on swap contracts (Note 1)	54,243

Net realized gain on futures contracts (Note 1)	12,824

Net realized loss on foreign currency transactions (Note 1)	(1,088)

Net realized loss on written options (Notes 1 and 3)	(5,986)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(19,081)

Net unrealized appreciation of investments, futures contracts, swap contracts, and written options during the period	358,405

Net gain on investments	345,556

Net increase in net assets resulting from operations	$371,793

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Increase in net assets

Operations:

Net investment income	$26,237	$2,837

Net realized gain on investments and foreign currency transactions	6,232	75,125

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	339,324	722,822

Net increase in net assets resulting from operations	371,793	800,784

Distributions to shareholders (Note 1):

Net realized long-term gain on investments

Class IA	(137)	(28,710)

Class IB	(307,772)	(36,644)

Increase from capital share transactions (Note 4)	2,572,029	3,099,276

Total increase in net assets	2,635,913	3,834,706

Net assets:

Beginning of period	21,691,661	17,856,955

End of period (including distributions in excess of net investment income of $77,500 and $103,737, respectively)	$24,327,574	$21,691,661

* Unaudited.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT Absolute Return 500 Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]

Class IA

6/30/14†	$10.49	.02	.16	.18	(.14)	(0.14)	$10.53	1.70*	$11	.45*	.23*	58*

12/31/13	10.07	.01	.44	.45	(.03)	(0.03)	10.49	4.46	10.90		.12	208

12/31/12	9.63	—[g]	.44	.44	—	—	10.07	4.57	9,971.90		.02	262

12/31/11‡	10.00	.01	(.38)	(.37)	—	—	9.63	(3.70)*	9,530	.61*	.15*	240*

Class IB

6/30/14†	$10.41	.01	.16	.17	(.14)	(0.14)	$10.44	1.62*	$24,317	.57*	.11*	58*

12/31/13	10.03	—[g]	.41	.41	(.03)	(0.03)	10.41	4.08	21,681	1.15	(.04)	208

12/31/12	9.61	(.02)	.44	.42	—	—	10.03	4.37	7,886	1.15	(.23)	262

12/31/11‡	10.00	.02	(.41)	(.39)	—	—	9.61	(3.90)*	2,735	.78*	.21*	240*

* Not annualized.

† Unaudited.

‡ For the period May 2, 2011 to December 31, 2011.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

6/30/14	0.24%

12/31/13	0.45

12/31/12	1.24

12/31/11	1.36

f Portfolio turnover excludes TBA purchase and sales transactions.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Putnam VT Absolute Return 500 Fund 19

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT Absolute Return 500 Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; high yield securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts. The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital

20 Putnam VT Absolute Return 500 Fund

gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a

Putnam VT Absolute Return 500 Fund 21

clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $73,409 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $109,967 and may include amounts related to unsettled agreements.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the

22 Putnam VT Absolute Return 500 Fund

fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement. TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $24,487,679, resulting in gross unrealized appreciation and depreciation of $1,366,235 and $170,215, respectively, or net unrealized appreciation of $1,196,020.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of the majority of class IB shares of the fund. Approximately 92.2% of the fund’s class IB shares are held by one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $14,236 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $42,751 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam VT Absolute Return 500 Fund 23

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$5
Class IB	11,726

Total	$11,731

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $2 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$29,085

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $7,373,735 and $5,831,408, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—	$25,787	$10,458

Options opened	943,500	43,924	156,401	62,469

Options exercised	—	—	—	—

Options expired	—	—	(140,740)	(56,247)

Options closed	(405,300)	(492)	(38,471)	(15,906)

Written options outstanding at the
end of the reporting period	$538,200	$43,432	$2,977	$774

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	416,285	$4,329,939	1,628,522	$16,672,331

Shares issued in connection with reinvestment
of distributions	13	137	2,777	28,710	29,794	307,772	3,561	36,644

	13	137	2,777	28,710	446,079	4,637,711	1,632,083	16,708,975

Shares repurchased	—	—	(991,777)	(10,205,357)	(198,118)	(2,065,819)	(336,592)	(3,433,052)

Net increase (decrease)	13	$137	(989,000)	$(10,176,647)	247,961	$2,571,892	1,295,491	$13,275,923

At the close of the reporting period, Putnam Investments, LLC owned 1,013 class IA shares of the fund (100% of class IA shares outstanding), valued at $10,664.

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$3,270,151	$8,131,825	$7,276,203	$1,589	$4,125,773

Total	$3,270,151	$8,131,825	$7,276,203	$1,589	$4,125,773

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

24 Putnam VT Absolute Return 500 Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$35,000

Purchased swap option contracts (contract amount)	$28,000

Written equity option contracts (contract amount) (Note 3)	$19,000

Written swap option contracts (contract amount) (Note 3)	$430,000

Futures contracts (number of contracts)	40

Forward currency contracts (contract amount)	$6,100,000

Centrally cleared interest rate swap contracts (notional)	$5,700,000

OTC total return swap contracts (notional)	$23,500,000

OTC credit default contracts (notional)	$320,000

Centrally cleared credit default contracts (notional)	$3,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$317,664*	Unrealized depreciation	$1,672

Foreign exchange contracts	Receivables	23,934	Payables	34,146

Equity contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	239,245*	Unrealized depreciation	212,048*

Interest rate contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	23,948*	Unrealized depreciation	147,240*

Total		$604,791		$395,106

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total

Credit contracts	$—	$—	$—	$87,484	$87,484

Foreign exchange contracts	—	—	(1,349)	—	(1,349)

Equity contracts	(121,535)	46,387	—	(6,993)	(82,141)

Interest rate contracts	(6,266)	(33,563)	—	(26,248)	(66,077)

Total	$(127,801)	$12,824	$(1,349)	$54,243	$(62,083)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments
under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,799)	$(2,799)

Foreign exchange contracts	—	—	(18,188)	—	(18,188)

Equity contracts	(10,643)	30,660	—	(121,789)	(101,772)

Interest rate contracts	(922)	(2,637)	—	(31,657)	(35,216)

Total	$(11,565)	$28,023	$(18,188)	$(156,245)	$(157,975)

Putnam VT Absolute Return 500 Fund 25

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$708	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$708

OTC Total return swap contracts*#	58,580	7,625	—	20,356	4,785	5,490	—	—	—	—	—	16,743	—	113,579

OTC Credit default contracts*#	206	151	—	—	4,971	—	—	—	—	—	—	—	—	5,328

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	6,810	—	—	—	6,810

Forward currency contracts#	1,729	2,561	—	2,989	992	1,826	2,203	368	3,507	—	4,796	1,268	1,695	23,934

Forward premium swap option contracts #	—	—	—	162	—	—	—	—	104	—	—	—	—	266

Purchased swap options** #	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Purchased options** #	—	—	—	—	—	49,062	—	—	49,143	—	—	—	—	98,205

Total Assets	$60,515	$10,337	$708	$23,507	$10,748	$56,378	$2,203	$368	$52,754	$6,810	$4,796	$18,011	$1,695	$248,830

Liabilities:

Centrally cleared interest rate
swap contracts§	$—	$—	$3,927	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,927

OTC Total return swap contracts*#	70,160	1,722	—	43,041	973	41,667	586	—	2,095	—	—	51,030	—	211,274

OTC Credit default contracts*#	—	—	—	—	1,450	—	222	—	—	—	—	—	—	1,672

Centrally cleared credit default contracts§	—	—	4,912	—	—	—	—	—	—	—	—	—	—	4,912

Futures contracts§	—	—	—	—	—	—	—	—	—	2,221	—	—	—	2,221

Forward currency contracts#	1,629	2,744	—	2,504	2,743	8,924	1,217	1,373	3,618	—	6,937	1,393	1,064	34,146

Forward premium swap option contracts #	—	—	—	301	—	—	—	—	317	—	—	—	—	618

Written swap options #	1,493	—	—	—	—	—	—	—	41,863	—	—	—	—	43,356

Written options #	745	—	—	—	—	—	—	—	—	—	—	—	—	745

Total Liabilities	$74,027	$4,466	$8,839	$45,846	$5,166	$50,591	$2,025	$1,373	$47,893	$2,221	$6,937	$52,423	$1,064	$302,871

Total Financial and Derivative Net Assets	$(13,512)	$5,871	$(8,131)	$(22,339)	$5,582	$5,787	$178	$(1,005)	$4,861	$4,589	$(2,141)	$(34,412)	$631	$(54,041)

Total collateral received (pledged)† ##	$—	$—	$—	$(22,339)	$—	$5,787	$—	$—	$—	$—	$—	$—	$—

Net amount	$(13,512)	$5,871	$(8,131)	$—	$5,582	$—	$178	$(1,005)	$4,861	$4,589	$(2,141)	$(34,412)	$631

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

26 Putnam VT Absolute Return 500 Fund	Putnam VT Absolute Return 500 Fund 27

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

1,741,320	41,473	147,237	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

28 Putnam VT Absolute Return 500 Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Putnam VT Absolute Return 500 Fund 29

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. In addition, effective through at least April 30, 2016, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.90% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The

30 Putnam VT Absolute Return 500 Fund

Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on May 2, 2011, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year period ended December 31, 2013. Your fund’s class IA shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year period. Over that period, your fund’s class IA shares’ return net of fees and expenses trailed the fund’s targeted annual return, which is the return of its benchmark plus 500 basis points. However, the fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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32 Putnam VT Absolute Return 500 Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Absolute Return 500 Fund 33

This report has been prepared for the shareholders
of Putnam VT Absolute Return 500 Fund.	289203 8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014